AMERICAN RETIREMENT CORPORATION (ACR) - Q3 2002 DATA SHEET - PAGE 1 OF 2

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Revenue Composition
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
                                              % of Res.   % of Total
(in thousands)                     $            Fees         Rev
                                  -------     --------    ----------
Retirement Centers
  Independent living              $30,380        36.2%      35.5%
  Assisted living                   9,455        11.3%      11.1%
  Skilled Nursing                  13,220        15.8%      15.5%
  Therapy Revenue                   4,330         5.2%       5.1%
  Ancillary Services                4,043         4.8%       4.7%
  Entry Fee Income                  1,962         2.3%       2.3%
                                  -------       -----       ----
                                   63,390        75.5%      74.1%
Freestanding Assisted Living       20,526        24.5%      24.0%
                                  -------       -----       ----
Total Resident Fees                83,916       100.0%      98.1%


Management Fees                       432                    0.5%
Reimbursable out-of-pocket          1,198                    1.4%
                                  -------                    ----
                                    1,630                    1.9%

TOTAL REVENUES                    $85,546                  100.0%

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Revenue Composition by Source
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
(in thousands)
                                Q3 02            %
                              --------        -----
Private Pay                   $ 76,601        89.5%
Medicare                         7,476         8.7%
Medicaid                         1,469         1.7%
                              --------       ------

TOTAL                         $ 85,546       100.0%

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Consolidated Community Data**
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
                                  Q3 2002
                         -----------------------
                          Average       Average
                         Capacity      Occupancy
                         --------      ---------
Independent living         5,370          94.8%
Assisted living            3,272          82.7%
Alzheimer's                  767          81.7%
Skilled Nursing            1,221          88.4%
                          ------          ----
Total                     10,629          89.4%

**  Excludes Freedom Square

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Same Community Results
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
                                         INCLUDING ENTRY FEE COMMUNITIES           EXCLUDING ENTRY FEE COMMUNITIES
                                         -------------------------------           -------------------------------
                                                                    %                                        %
        (in thousands)                     Q3 02      Q3 01       change               Q3 02     Q3 01    change
                                         ---------   --------     ------             --------  --------   ------
Resident & HC Revenue                    $ 72,943    $ 64,907      12.4%             $ 57,766    51,193    12.8%
Operating Expenses                         52,705      46,295      13.8%               41,718    36,276    15.0%
                                         --------    --------                        --------  --------
Community EBITDAR                        $ 20,238    $ 18,612       8.7%             $ 16,048  $ 14,917     7.6%
EBITDAR Margin                               27.7%       28.7%                           27.8%     29.1%

                                                                    %                                        %
                                           Q3 02      Q3 01       change                Q3 02    Q3 01    change
                                         --------    --------     ------             --------  --------   ------
# Locations                                    44          44                              40        40
Avg. Occupancy                                 91%         87%                             91%       86%
Avg. Occupied Units                         8,142       7,797       4.4%                6,567     6,201     5.9%
Avg. Mo. Revenue/unit                       2,986       2,775       7.6%                2,932     2,752     6.6%

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Freestanding AL Summary**
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
    (in thousands)                 Q1 01      Q2 01      Q3 01      Q4 01     Q1 02     Q2 02    Q3 02
                                 -------     -------    -------    -------   -------   -------  -------
Revenue                          $11,927     $13,716    $15,160    $16,465   $17,637   $18,910  $20,526
EBITDAR                           (1,769)       (473)       (86)       648       949     1,665    2,379
Operating Margin                                                       3.9%      5.4%      8.8%    11.6%

Ending Occupancy                   1,558       1,730      1,863      1,958     2,079     2,241    2,413
Ending Occupancy %                    53%         58%        62%        65%       69%       74%      80%

Average Monthly Occupancy          1,405       1,618      1,778      1,895     1,978     2,114    2,312
Monthly Revenue per unit           2,829       2,826      2,842      2,896     2,972     2,981    2,959

** Consolidated and nonconsolidated excluding 2 minority-owned Joint Ventures
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Freestanding AL Occupancy Levels
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
                                          Average
                                         Number of
Occupancy Level                          Locations
---------------                          ---------
90% - 100%                                  11
80% - 89%                                    9
70% - 79%                                    7
Under 70%                                    7
                                         ---------
                                            34

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(ARC LOGO)

AMERICAN RETIREMENT CORPORATION (ACR) - Q3 2002 DATA SHEET - PAGE 2 OF 2

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Location/Unit Capacity by Community Type
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
                                                Retirement Center                    Freestanding AL                Total
                                 ---------------------------------------------    ---------------------      ---------------------
                                         Rental                 Entry Fee
                                 ---------------------    --------------------
                                 Locations    Capacity    Locations   Capacity    Locations    Capacity      Locations   Capacity
                                 ---------    --------    ---------   --------    ---------    --------      ---------   --------
Owned-100%                            7         1,699         4         1,722         10           970         21          4,391
Owned-JV                              0             0         0             0          3           255          3            255
Leased                               13         3,646         1           554         20         1,858         34          6,058
(1) Synthetic Leased                  0             0         0             0          1            92          1             92
Freedom Square                        0             0         1           739          0             0          1            739
Managed with Purchase Rights          2           532         0             0          0             0          2            532
Managed-other                         1           324         2           506          0             0          3            830
                                     --         -----         -         -----         --         -----         --         ------
  TOTAL                              23         6,201         8         3,521         34         3,175         65         12,897

(1) The synthetic lease was terminated on November 1 and the community is now Owned-100%

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Entry Fee Communities
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
                                                                   Q3 2002 Resale Cashflow           EF Unit Valuation
    (in thousands)                   Entry Fee Units                 Summary (in $000s)                 (in $000s)(1)
                            -------------------------------  -----------------------------------  ------------------------
                              Total               Available               Gross      Net Sales    Available     Total Unit
                              Units  Occupancy %    Units    # of Sales   Sales    after Refunds    Units        Value(2)
                              -----  -----------  ---------  ----------  ------    -------------  ---------     ----------
Owned                         1,361     93.8%         84        52        7,041        5,700        12,678       218,427

Leased & Freedom Square         712     87.4%         90        34        4,037        2,963        15,128       110,204
                              -----     -----        ---        --       ------        -----        ------       -------
Total                         2,073     91.6%        174        86       11,078        8,663        27,806       328,631

(1) Based on current sale prices
(2) Total Unit Value includes all units-sold and unsold
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ARC Community Valuation (based upon Replacement Cost)
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
    (in $000s)                             Retirement Centers                      Freestanding AL
                                --------------------------------------     --------------------------------
                                                     Freedom                                                    Community
                                 Owned    Leased     Square*    Total      Owned**      Leased       Total        Total
                                -------   -------    -------   -------     -------      -------     -------     ---------
(1) Estimated Asset Value       497,737   414,482     84,985   997,204     129,550      228,600     358,150     1,355,354

    Debt Summary

(2) Debt                        298,845    53,713     17,616   370,174      71,140       79,898     151,038       521,212
    EF Liabilities               46,570    11,945     15,148    73,663           -            -           -        73,663
(3) Capitalized Leases                -   224,989      9,600   234,589       3,331       97,549     100,880       335,469
                                -------   -------     ------   -------     -------      -------     -------     ---------
    Subtotal                    345,415   290,647     42,364   678,426      74,471      177,447     251,918       930,344
    Series B Notes                                                                                                 15,956
                                                                                                                ---------
    Total Debt                                                                                                    946,300

    Estimated Net Asset Value   152,322   123,835     42,621   318,778      55,079       51,153     106,232       409,054

    Number of Units               3,421     4,200        739     8,360       1,071        1,950       3,021        11,381
    Square Footage in 000s        4,400     4,165        652     9,217         849        1,493       2,342        11,559

    Asset Value per Unit        145,495    98,686    115,000   119,283     120,962      117,231     118,553       119,089
    Asset Value per Sq Ft           113       100        130       108         153          153         153           117

    Net Asset Value per Unit     44,526    29,485     57,674    38,131      51,428       26,232      35,165        35,942
    Net Asset Value per Sq Ft        35        30         65        35          65           34          45            35

*   nonconsolidated managed community
**  excludes 2 minority-owned JVs

(1) Estimated Asset Value for Retirement Centers is based upon cost approach valuations contained in third party appraisals, obtained between July 1998 and August 2002, before depreciation. Estimated Asset Value for Freestanding AL's, most of which were developed in the last four years, is based upon actual development cost. Management believes that the actual per unit replacement cost of the Retirement Centers is significantly greater than the actual development costs of the Freestanding AL's.

(2) Debt does not include $2.580 million of debt on various land tracts held for sale and $27.069 million of debt on the Section 1031 Exchange Assets that are held for sale.

(3) Capitalized Lease amount is based upon current GAAP operating lease expense multiplied by 8X. For Freedom Square, it is the owner's distribution multiplied by 8X.

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G & A as a Percentage of Community Revenue
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
(in millions)                                Q3 02       Q3 01
-------------                               -------     -------
G&A                                    (A)  $ 7,664     $ 6,412

G&A excl insurance provisions          (B)    5,354       5,875


Consolidated Revenue                       $ 83,916    $ 64,820
Freedom Square/Freedom Peoria                 7,940      11,255
Other Nonconsolidated Revenue                   984       6,005
                                           --------    --------
Total Community Revenue                    $ 92,840    $ 82,080

PERCENTAGE OF COMMUNITY REVENUE        (A)     8.3%        7.8%
                                       (B)     5.8%        7.2%

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Cost of Debt Financing**
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
                             Balance
                            9/30/2002                 Weighted
                         ($ in thousands)    %        Avg Rate
                         ----------------  ------     --------
Fixed Rate                   424,830        77.4%       8.17%

Floating Rate                124,371        22.6%       6.34%
                             -------       ------       -----
  Total                      549,201       100.0%       7.76%

**  HCPI Debt cost is calculated based on 9% cash payment rate

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(ARC LOGO)


The information included herein may be deemed to constitute forward-looking information made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking information may be affected by certain risks and uncertainties, including those described in American Retirement Corporation's filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information included herein, American Retirement Corporation's actual results could differ materially from such forward-looking information. American Retirement Corporation does not undertake any obligation to publicly release any revisions to any forward-looking information contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.